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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 23, 2002

ENVIRONMENTAL REMEDIATION HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Colorado
(State or Other Jurisdiction of
Incorporation or Organization)

000-17325 (Commission File Number)	88-0218499 (I.R.S. Employer Identification No.)

5444 Westheimer Road, Suite 1570, Houston, Texas 77056
(Address of principal executive offices including zip code)

(713) 626-4700
(Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

          Exhibit 99        Press Release dated September 23, 2002

ITEM 9. REGULATION FD DISCLOSURE

        See Exhibit 99

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL REMEDIATION HOLDING CORPORATION
By:	/s/ CHUDE MBA Chude Mba, President

DATE: September 24, 2002

INDEX OF EXHIBITS

Exhibit Number	Description of Exhibit
99	Press Release dated September 23, 2002.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
INDEX OF EXHIBITS